UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2016
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________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2016, Platform Specialty Products Corporation ("Platform") issued a press release announcing its financial results for the three and nine months ended September 30, 2016 (the "2016 Third Quarter Results"). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), within the 2016 Third Quarter Results, Platform has provided the following non-GAAP financial measures: adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA guidance, comparable net sales, comparable adjusted earnings per share, comparable adjusted EBITDA, comparable adjusted EBITDA margin and organic sales. Platform also evaluates and presents its results of operations on a constant currency and comparable constant currency basis. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.
Management believes that these non-GAAP measures provide useful information to investors by excluding certain items that it believes are not representative of Platform's business and including other items that it believes are useful in evaluating Platform's operations; thereby providing to investors a more complete understanding of the long-term profitability trends of Platform's business, and facilitate comparisons of its profitability to prior and future periods and to its peers.  When reconciled to the corresponding GAAP measures, these non-GAAP measures also help Platform's investors to understand the long-term profitability trends of Platform's businesses. Finally, these non-GAAP measures address questions Platform routinely receives from securities analysts, investors and other interested parties in the evaluation of companies in its industry and, in order to assure that all investors have access to the same data, Platform has determined that it is appropriate to make this data available to all.  Non-GAAP financial measures are however not prepared in accordance with GAAP, as they exclude certain items, as described in the press release attached hereto as Exhibit 99.1, and may not be indicative of the results that Platform expects to recognize for future periods. In addition, these non-GAAP financial measures may differ from measures that other companies may use. As a result, these non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the press release. For definitions of Platform's non-GAAP measures and a description of its non-GAAP adjustments, see the notes to the financial tables and section VI. Non-GAAP Measures included in the press release.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press release dated November 4, 2016 relating to Platform's financial results for the three and nine months ended September 30, 2016 (furnished only).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
November 4, 2016	/s/ Sanjiv Khattri
(Date)	Sanjiv Khattri
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release dated November 4, 2016 relating to Platform's financial results for the three and nine months ended September 30, 2016 (furnished only).